Restricted net assets	12 Months Ended
Dec. 31, 2017
Receivables [Abstract]
Restricted Assets Disclosure [Text Block]
20. Restricted net assets

Relevant PRC laws and regulations permit payments of dividends by the Company’s PRC subsidiaries only out of their retained earnings, if any, as determined in accordance with PRC GAAP. As a result of these PRC laws and regulations, the Company’s PRC subsidiaries are restricted in their ability to transfer a portion of their net assets either in the form of dividends, loans or advances, which restricted portion amounted to $33,011,516 as of December 31, 2017. This amount is comprised of the registered equity of the Company’s PRC subsidiaries and the statutory reserves. In addition, as a result of the Company’s restructuring effective January 1, 2005, retained earnings of $20,336,734 related to the pre-restructuring companies was unavailable for distribution as a normal dividend to Acorn International in accordance with relevant PRC laws and regulations.